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                                                                    EXHIBIT 23.1

EXHIBIT #23.1 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As the independent public accountants of Camden National Corporation, we hereby consent to the incorporation of our report included in this Form 10-Q, into the Company's previously filed Registration File Number 333-95157.


Berry, Dunn, McNeil & Parker

Portland, Maine
November 7, 2000